UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497
Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Item 1. Schedule of Investments.

John Hancock
MUTUAL FUNDS

John Hancock

Patriot Premium Dividend Fund II

Semiannual Report
4.30.10

Ticker | **PDT**

Portfolio summary

Top 10 Holdings[1]

Alabama Power Company, 5.200%	3.3%	CH Energy Group, Inc.	2.9%

MetLife, Inc., 6.500%, Series B	3.0%	Bank of America Corp., 6.375%	2.8%

Wells Fargo & Company, 8.000%	3.0%	HSBC USA, Inc., 2.858%	2.5%

Duquesne Light Company, 6.500%	3.0%	Nexen, Inc., 7.350%	2.5%

PPL Electric Utilities Corp., 6.250%,		DTE Energy Company	2.5%
Depositary Shares	2.9%

Sector Composition[2,3]

Utilities	54%	Consumer Staples	2%

Financials	31%	Industrials	1%

Telecommunication Services	5%	Consumer Discretionary	1%

Energy	5%	Short-Term Investments	1%

1 As a percentage of the Fund’s total investments on April 30, 2010. Excludes cash and cash equivalents.

2 As a percentage of the Fund’s total investments on April 30, 2010.

3 The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

6	Patriot Premium Dividend Fund II | Semiannual report

Fund’s investments

As of 4-30-10 (unaudited)

	Shares	Value

Preferred Stocks 100.94%		$578,228,780

(Cost $616,138,279)

Consumer Discretionary 1.19%		6,818,684

Media 1.19%

Comcast Corp., 7.000% (Z)	42,530	1,075,584

Viacom, Inc., 6.850% (Z)	230,000	5,743,100

Consumer Staples 2.84%		16,251,128

Food & Staples Retailing 2.84%

Ocean Spray Cranberries, Inc. 6.250% , Series A, (S)(Z)	224,250	16,251,128

Energy 4.92%		28,200,825

Oil, Gas & Consumable Fuels 4.92%

Nexen, Inc., 7.350% (Z)	860,700	21,302,325

Southern Union Company, 7.550% (Z)	270,000	6,898,500

Financials 46.56%		266,724,351

Capital Markets 1.70%

Credit Suisse Guernsey, 7.900% (Z)	172,200	4,442,760

Goldman Sachs Group, Inc., 6.200%, Series B (Z)	137,500	3,275,250

Lehman Brothers Holdings, Inc., 5.670%,
Depositary Shares, Series D (I)	553,600	44,842

Lehman Brothers Holdings, Inc., 5.940%,
Depositary Shares, Series C (I)	43,000	2,150

Morgan Stanley Capital Trust III, 6.250% (Z)	90,000	1,977,300

Commercial Banks 7.59%

HSBC Holdings PLC, 6.200%, Series A (Z)	25,000	564,500

Santander Finance Preferred SA Unipersonal, 10.500%, Series 10 (Z)	230,000	6,249,100

Santander Holdings USA, Inc., 7.300% (Z)	456,000	11,327,040

Wells Fargo & Company, 8.000% (Z)	925,000	25,345,000

Consumer Finance 6.96%

HSBC Finance Corp., 6.360%, Depositary Shares, Series B (Z)	35,600	797,440

HSBC USA, Inc., 2.858% (Z)	499,000	21,581,750

SLM Corp., 6.970%, Series A (Z)	445,500	17,463,600

Diversified Financial Services 21.75%

Bank of America Corp., 8.625% (Z)	102,000	2,685,660

Bank of America Corp., 6.375% (Z)	1,160,000	24,081,600

Bank of America Corp., 6.625% (Z)	360,000	7,981,200

Bank of America Corp., 8.200% (Z)	35,000	893,200

See notes to financial statements	Semiannual report | Patriot Premium Dividend Fund II	7

	Shares	Value
Diversified Financial Services (continued)

Bank of America Corp., 6.204%, Depositary Shares,
Series D (Z)	960,000	$19,401,600

Citigroup Capital VII, 7.125%	35,000	804,650

Citigroup Capital VIII, 6.950%	27,100	599,723

Citigroup Capital XII, (8.500% to 03-30-15,
then 3 month LIBOR + 5.870%)	275,000	7,177,500

Deutsche Bank Contingent Capital Trust II, 6.550% (Z)	285,275	6,324,547

Deutsche Bank Contingent Capital Trust III, 7.600% (Z)	597,000	14,823,510

JPMorgan Chase & Company, 5.490%, Series G (Z)	278,000	13,441,300

JPMorgan Chase & Company, 5.720%, Series F (Z)	328,760	16,007,324

JPMorgan Chase & Company, 6.150%, Series E (Z)	209,100	10,394,361

Insurance 5.85%

MetLife, Inc., 6.500%, Series B (Z)	1,055,000	25,562,650

Principal Financial Group, (6.518% to 6-30-35,
then higher of 10 year Constant Maturity Treasury (CMT),
or 30 year CMT or 3 month LIBOR + 2.100%) Series B (Z)	160,000	3,713,600

Prudential PLC, 6.750% (Z)	176,100	4,242,249

Real Estate Investment Trusts 2.65%

Kimco Realty Company, 6.650%, Depositary Shares, Series F (Z)	200,000	4,656,000

Public Storage, Inc., 6.750% (Z)	60,000	1,488,000

Public Storage, Inc., 6.950% (Z)	190,000	4,742,400

Public Storage, Inc., 6.125% (Z)	50,000	1,152,500

Public Storage, Inc., 6.450%, Depositary Shares, Series X (Z)	48,000	1,128,000

Wachovia Preferred Funding Corp., 7.250%, Series A	85,500	2,030,625

Thrifts & Mortgage Finance 0.06%

Federal Home Loan Mortgage Corp., (8.375%
to 12-31-12, then higher of 7.875% or 3 month LIBOR +
4.160%) Series Z (I)	55,000	88,550

Federal National Mortgage Association, (8.250%
to 12-13-10, then higher of 7.750% or 3 month LIBOR +
4.230%) Series S (I)	159,500	232,870

Industrials 1.71%		9,789,000

Road & Rail 1.71%

AMERCO, Inc., 8.500%, Series A (Z)	390,000	9,789,000

Telecommunication Services 3.99%		22,877,120

Diversified Telecommunication Services 0.00%

Touch America Holdings, Inc., 6.875% (I)	161,778	—

Wireless Telecommunication Services 3.99%

Telephone & Data Systems, Inc., 6.625% (Z)	280,000	6,664,000

United States Cellular Corp., 7.500% (Z)	652,177	16,213,120

Utilities 39.73%		227,567,672

Electric Utilities 29.11%

Alabama Power Company, 5.200% (Z)	1,172,500	28,116,550

Carolina Power & Light Company, 5.440% (Z)	11,382	1,096,229

Duquesne Light Company, 6.500% (Z)	519,900	25,280,138

Entergy Arkansas, Inc., 6.450% (Z)	350,000	8,301,580

Entergy Mississippi, Inc., 6.250%	667,000	16,695,877

8	Patriot Premium Dividend Fund II | Semiannual report	See notes to financial statements

	Shares	Value
Electric Utilities (continued)

FPC Capital I, 7.100%, Series A (Z)	242,500	$6,161,925

Georgia Power Company, 6.000%, Series R (Z)	76,500	1,927,800

HECO Capital Trust III, 6.500% (Z)	181,000	4,606,450

NSTAR Electric Company, 4.780% (Z)	100,000	8,215,630

PPL Electric Utilities Corp., 6.250%, Depositary Shares (Z)	1,000,000	24,843,800

PPL Energy Supply, LLC, 7.000% (Z)	272,500	6,935,125

Southern California Edison Company, 6.000%, Series C (Z)	80,000	7,552,504

Southern California Edison Company, 6.125% (Z)	195,000	18,622,500

Westar Energy, Inc., 6.100% (Z)	333,700	8,412,577

Independent Power Producers & Energy Traders 1.47%

Constellation Energy Group, Inc., 8.625%, Series A (Z)	320,900	8,391,535

Multi-Utilities 9.15%

Baltimore Gas & Electric Company, 6.990%, Series 1995 (Z)	134,000	13,291,125

Baltimore Gas & Electric Company, 6.700%, Series 1993 (Z)	20,250	1,990,828

BGE Capital Trust II, 6.200% (Z)	616,000	14,414,400

Central Illinois Light Company, 4.640% (Z)	7,460	767,914

Interstate Power & Light Company, 7.100%, Series C (Z)	176,600	4,515,662

Interstate Power & Light Company, 8.375%, Series B (Z)	132,800	3,881,744

Sempra Energy Corp., 4.360% (Z)	38,500	3,195,500

Sempra Energy Corp., 4.750% (Z)	12,610	1,141,204

Union Electric Company, 3.700% (Z)	12,262	792,432

Virginia Electric & Power Company, 6.980% (Z)	45,500	4,490,281

Xcel Energy, Inc., 4.080%, Series B (Z)	8,610	645,750

Xcel Energy, Inc., 4.110%, Series D (Z)	33,691	2,518,402

Xcel Energy, Inc., 4.160%, Series E (Z)	9,410	762,210

Common Stocks 45.73%		$261,936,135

(Cost $266,372,730)

Energy 2.16%		12,380,800

Oil, Gas & Consumable Fuels 2.16%

BP PLC, SADR (Z)	100,000	5,215,000

Chevron Corp. (Z)	45,000	3,664,800

Spectra Energy Corp.	150,000	3,501,000

Industrials 0.43%		2,451,800

Industrial Conglomerates 0.43%

General Electric Company (Z)	130,000	2,451,800

Telecommunication Services 3.41%		19,508,725

Diversified Telecommunication Services 3.41%

AT&T, Inc. (Z)	380,000	9,902,800

Verizon Communications, Inc. (Z)	332,500	9,605,925

Utilities 39.73%		227,594,810

Electric Utilities 10.40%

American Electric Power Company, Inc. (Z)	215,000	7,374,500

Duke Energy Corp. (Z)	355,000	5,956,900

Entergy Corp.	113,250	9,206,093

FirstEnergy Corp.	187,500	7,100,625

See notes to financial statements	Semiannual report | Patriot Premium Dividend Fund II	9

			Shares	Value
Electric Utilities (continued)

Northeast Utilities (Z)			192,500	$5,349,575

PNM Resources, Inc. (Z)			500,000	6,795,000

Progress Energy, Inc. (Z)			380,000	15,169,600

Progress Energy, Inc. (I)(Z)			337,750	50,663

Southern Company			75,000	2,592,000

Gas Utilities 0.71%

Atmos Energy Corp. (Z)			95,000	2,810,100

ONEOK, Inc.			25,000	1,228,500

Multi-Utilities 28.62%

Alliant Energy Corp. (Z)			447,520	15,305,184

Ameren Corp. (Z)			80,000	2,076,800

Black Hills Corp. (Z)			95,000	3,124,550

CH Energy Group, Inc.			596,000	24,686,320

Consolidated Edison, Inc. (Z)			85,000	3,842,000

Dominion Resources, Inc. (Z)			195,000	8,151,000

DTE Energy Company (Z)			435,000	20,953,950

Integrys Energy Group, Inc. (Z)			240,000	11,906,400

NiSource, Inc. (Z)			490,000	7,987,000

NSTAR (Z)			545,000	19,947,000

OGE Energy Corp. (Z)			255,000	10,551,900

Public Service Enterprise Group, Inc.			120,000	3,855,600

TECO Energy, Inc. (Z)			570,000	9,650,100

Vectren Corp. (Z)			220,000	5,502,200

Xcel Energy, Inc. (Z)			755,000	16,421,250

		Maturity
	Yield*	date	Par value	Value

Short-Term Investments 1.90%				$10,899,927

(Cost $10,899,927)

Commerical Paper 1.90%				10,899,927
Chevron Funding Corp.	0.120%	05-03-10	$10,900,000	10,899,927

Total investments (Cost $893,410,936)† 148.57%				$851,064,842

Other assets and liabilities, net (48.57%)			($278,216,629)

Total net assets 100.00%				$572,848,213

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

SADR Sponsored American Depositary Receipts

(I) Non-income producing security.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is segregated as collateral pursuant to the Committed Facility Agreement (see Note 7). Total collateral value at April 30, 2010 was $679,190,714.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At April 30, 2010, the aggregate cost of investment securities for federal income tax purposes was $896,226,631. Net unrealized depreciation aggregated $45,161,789, of which $40,027,203 related to appreciated investment securities and $85,188,992 related to depreciated investment securities.

10	Patriot Premium Dividend Fund II | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-10 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $893,410,936)	$851,064,842
Cash	79,772
Receivable for investments sold	2,514,761
Dividends receivable	2,770,200
Other assets	94,444
Total assets	856,524,019

Liabilities

Payable for investments purchased	2,249,176
Committed facility agreement payable (Note 7)	281,200,000
Interest payable (Note 7)	17,728
Payable to affiliates
Accounting and legal services fees	61,997
Trustees’ fees	67,913
Other liabilities and accrued expenses	78,992
Total liabilities	283,675,806

Net assets

Capital paid-in	$616,329,826
Undistributed net investment income	5,380,094
Accumulated net realized loss on investments	(6,515,613)
Net unrealized appreciation (depreciation) on investments	(42,346,094)
Net assets	$572,848,213

Net asset value per share

Based on 49,969,927 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$11.46

See notes to financial statements	Semiannual report | Patriot Premium Dividend Fund II	11

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the six-month period ended 4-30-10
(unaudited)

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$26,403,161
Interest	4,367

Total investment income	26,407,528

Expenses

Investment management fees (Note 4)	3,324,953
Accounting and legal services fees (Note 4)	400,106
Transfer agent fees	66,234
Trustees’ fees (Note 4)	29,038
Printing and postage fees	102,659
Professional fees	174,750
Custodian fees	45,725
Interest expense (Note 7)	1,516,411
Tax expense	246,672
Stock exchange listing fees	22,074
Other	16,812

Total expenses	5,945,434

Net investment income	20,462,094

Realized and unrealized gain (loss)

Net realized loss on
Investments	(3,584,402)

Change in net unrealized appreciation (depreciation) of
Investments	89,214,073

Net realized and unrealized gain	85,629,671

Increase in net assets from operations	$106,091,765

12	Patriot Premium Dividend Fund II | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	For the
	six-month
	period ended	Year
	4-30-10	ended
	(unaudited)	10-31-09

Increase (decrease) in net assets

From operations
Net investment income	$20,462,094	$39,560,780
Net realized loss	(3,584,402)	(104,443)
Change in net unrealized appreciation (depreciation)	89,214,073	53,645,136

Increase in net assets resulting from operations	106,091,765	93,101,473

Distributions to shareholders
From net investment income	(21,137,279)	(36,483,314)
From net realized gain	—	(6,527,650)

Total distributions	(21,137,279)	(43,010,964)

From Fund share transactions (Note 5)	—	(18,353,857)

Total increase	84,954,486	31,736,652

Net assets

Beginning of period	487,893,727	456,157,075

End of period	$572,848,213	$487,893,727

Undistributed net investment income	$5,380,094	$6,055,279

See notes to financial statements	Semiannual report | Patriot Premium Dividend Fund II	13

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the
six-month
period ended
4-30-10
(unaudited)

Cash flows from operating activities

Net increase in net assets from operations	$106,091,765
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(131,511,254)
Long-term investments sold	92,340,685
Decrease in short-term investments	9,600,045
Net amortization of premium (discount)	43
Decrease in dividends receivable	502,904
Increase in payable for investments purchased	180,330
Increase in receivable for investments sold	(1,878,344)
Increase in other receivables and prepaid expenses	(14,155)
Decrease in payable to affiliates	(4,054)
Decrease in interest payable	(6,736)
Decrease in other liabilities and accrued expenses	(69,905)
Net change in unrealized (appreciation) depreciation on investments	(89,214,073)
Net realized loss on investments	3,584,402

Net cash used in operating activities	($10,398,347)

Cash flows from financing activities
Borrowings from committed facility agreement payable	31,600,000
Distributions to common shareholders	(21,137,279)

Net cash provided by financing activities	$10,462,721

Net increase in cash	$64,374

Cash at beginning of period	$15,398

Cash at end of period	$79,772

Supplemental disclosure of cash flow information

Cash paid for interest	$1,523,147

14	Patriot Premium Dividend Fund II | Semiannual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES
Period ended	4-30-10[1]	10-31-09	10-31-08	10-31-07	10-31-06	10-31-05[2]

Per share operating performance

Net asset value,
beginning of period	$9.76	$8.67	$12.61	$12.87	$11.78	$11.73
Net investment income[3]	0.41	0.77	0.82	0.87	0.88	0.85
Net realized and unrealized gain
(loss) on investments	1.71	1.15	(3.98)	(0.24)	1.11	0.14
Distributions to DARTS*	—	—	(0.20)	(0.29)	(0.25)	(0.17)
Total from
investment operations	2.12	1.92	(3.36)	0.34	1.74	0.82
Less distributions to
common shareholders
From net investment income	(0.42)	(0.72)	(0.58)	(0.60)	(0.65)	(0.77)
From net realized gain	—	(0.12)	(0.01)	—	—	—
Total distributions	(0.42)	(0.84)	(0.59)	(0.60)	(0.65)	(0.77)
Anti-dilutive impact of tender
offer and shares repurchase	—	0.01[4]	0.01[5]	—	—	—
Net asset value, end of period	$11.46	$9.76	$8.67	$12.61	$12.87	$11.78
Per share market value, end
of period	$10.81	$9.14	$7.00	$10.59	$11.26	$11.05
Total return at net asset
value (%)[6]	22.35[7]	25.73	(26.60)	3.32	15.91	7.14[8]
Total return at market
value (%)[6]	23.24[7]	45.84	(29.43)	(0.83)	8.11	5.35

Ratios and supplemental data

Net assets applicable to
common shares, end of period
(in millions)	$573	$488	$456	$709	$194	$177
Ratios (as a percentage of
average net assets):
Expenses (excluding
interest expense)	1.65[9,17]	1.73	1.64	1.71	1.67	1.67
Interest expense (Note 7)	0.57[9]	0.77	0.58	—	—	—
Expenses (including
interest expense)	2.22[9,17]	2.50	2.22	1.71[10]	1.67[10]	1.67[10]
Net investment income	7.64[9]	9.21	7.59	6.86[11]	7.36[11]	6.96[11]
Portfolio turnover (%)	12	7	15	14[12]	24	11

See notes to financial statements	Semiannual report | Patriot Premium Dividend Fund II	15

COMMON SHARES
Period ended	4-30-10[1]	10-31-09	10-31-08	10-31-07	10-31-06	10-31-05[2]

Senior securities

Total value of DARTS outstanding
(in millions)	—	—	—	$351	$100	$100
Involuntary liquidation preference
per unit (in thousands)	—	—	—	100	100	100
Average market value per unit
(in thousands)	—	—	—	100	100	100
Asset coverage per unit[13]	—	—	—[14]	$300,814	$292,301	$276,340
Total debt outstanding end of
year (in millions) (Note 7)	$281	$250	$239	—	—	—
Asset coverage per $1,000
of DARTS[15]	—	—	—	$3,016	$2,930	$2,772
Asset coverage per $1,000
of debt[16]	$3,037	$2,954	$2,913	—	—	—

* Dutch Auction Rate Transferable Securities

1 Semiannual period from 11-1-09 to 4-30-10. Unaudited.

2 Audited by previous independent registered public accounting firm.

3 Based on the average daily shares outstanding.

4 The tender offer was completed at a repurchase price of $6.98 for 2,629,996 shares, which equals $18,353,857 in redemptions. The tender offer had a $0.01 NAV impact.

5 The tender offer was completed at a repurchase price of $8.38 for 2,768,417 shares, which equals $23,199,333 in redemptions. The tender offer had a $0.01 NAV impact.

6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

7 Not annualized.

8 Unaudited.

9 Annualized.

10 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.13%, 1.07% and 1.08% for the years ended 10-31-07, 10-31-06 and 10-31-05, respectively.

11 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.54%, 4.74% and 4.50% for the years ended 10-31-07, 10-31-06 and 10-31-05, respectively.

12 Excludes merger activity.

13 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of DARTS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

14 In May 2008, the Fund entered into a Revolving Credit Agreement with a third-party commercial bank in order to redeem the DARTS. The redemption of all DARTS was completed on July 3, 2008.

15 Asset coverage equals the total net assets plus DARTS divided by the DARTS of the Fund outstanding at period end.

16 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 7).

17 Includes the impact of fund tax expense, which amounted to 0.05% of average net assets.

16	Patriot Premium Dividend Fund II | Semiannual report	See notes to financial statements

Notes to financial statements
(unaudited)

Note 1 — Organization

John Hancock Patriot Premium Dividend Income Fund II (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2010, by major security category or type:

			LEVEL 2	LEVEL 3
	TOTAL MARKET		SIGNIFICANT	SIGNIFICANT
	VALUE AT	LEVEL 1	OBSERVABLE	UNOBSERVABLE
	4-30-10	QUOTED PRICE	INPUTS	INPUTS

Common Stocks
Energy	$12,380,800	$12,380,800	—	—
Industrials	2,451,800	2,451,800	—	—
Telecommunication
Services	19,508,725	19,508,725	—	—
Utilities	227,594,810	227,594,810	—	—
Preferred Stocks
Consumer Discretionary	6,818,684	6,818,684	—	—
Consumer Staples	16,251,128	—	$16,251,128	—
Energy	28,200,825	28,200,825	—	—
Financials	266,724,351	259,544,701	7,179,650	—
Industrials	9,789,000	9,789,000	—	—
Telecommunication
Services	22,877,120	22,877,120	—	—
Utilities	227,567,672	94,485,630	133,082,042	—
Short-Term Investments	10,899,927	—	10,899,927	—

Total Investments in
Securities	$851,064,842	$683,652,095	$167,412,747	—

Semiannual report | Patriot Premium Dividend Fund II	17

During the six-month period ended April 30, 2010, there were no significant transfers in/out of Level 1 and Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of non-U.S. securities, used in computing the net asset value of the Fund’s shares, are generally determined at these times. Significant market events that affect the values of non-U.S. securities may occur after the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $115,516 available to offset future net realized capital gains as of October 31, 2009. The loss carryforward of $115,516 expires on October 31, 2017.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

18	Patriot Premium Dividend Fund II | Semiannual report

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, of 0.50% of the Fund’s average daily net assets and the value attributed to the committed facility agreement (see Note 7) (collectively, managed assets). In addition, the Fund pays 5.00% of the Fund’s daily gross income, which amounted to $1,320,376. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the six months ended April 30, 2010 were equivalent to an annual effective rate of 0.83% of the Fund’s average daily managed assets.

Accounting and legal services. The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, compliance, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets.

Trustees expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance

Semiannual report | Patriot Premium Dividend Fund II	19

with the Plan. The investment of deferred amounts and the offsetting liability are included in the accompanying Statement of Assets and Liabilities.

Note 5 — Fund share transactions

On March 11, 2008, the Trustees approved a semiannual series tender offer program. Under the program, the Fund offers to repurchase up to 5% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% of during a twelve-week measurement period.

On March 27, 2009, the Fund accepted 2,629,996 shares for payment, which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on March 27, 2009 at $6.98 per share, representing 98% of the NAV per share on March 27, 2009. There was no shares repurchased during the six months ended April 30, 2010.

Note 6 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, the common shareholders bear all fees associated with the facility and have the potential for benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also incurred from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 7 — Committed Facility Agreement

The Fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $284 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one month LIBOR (reset daily) plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. Commitment fee for the six months ended April 30, 2010 totaled $45,614 and is included in the interest expense in the Statement of Operations. As of April 30, 2010, the Fund had borrowings of $281,200,000 at an interest rate of 1.13% which are reflected in the committed facility agreement payable on the Statement of Assets and Liabilities. For the six months ended April 30, 2010, the average borrowing under the CFA and the effective average interest rate were $268,879,558 and 1.09%, respectively.

20	Patriot Premium Dividend Fund II | Semiannual report

The Fund may terminate the agreement with 60 days’ notice, if the Board of Trustees determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders.In certain circumstances, the CFA may automatically terminate or, it may be reduced to a 30-day facility. In addition, upon the occurrence of certain defaults, the lender may terminate the CFA, and it may modify or terminate the CFA upon 270 days’ notice.

On October 30, 2009, the Fund entered into an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty three and one third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $131,511,254 and $92,340,685, respectively, for the six months ended April 30, 2010.

Semiannual report | Patriot Premium Dividend Fund II	21

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high current income, consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least BBB by S&P or Baa by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend paying securities. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

On January 25, 2008, the Fund’s Trustees approved a change to the fund’s investment policy regarding investments in securities of companies in the utilities industry. The Fund’s non-fundamental investment policy stating that the Fund normally will invest more than 65% of its total assets in securities of companies in the utilities industry was changed to a fundamental policy to state that the Fund normally will invest more than 25% of its total assets in securities of companies in the utilities industry.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders.

Effective September 9, 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

22	Patriot Premium Dividend Fund II | Semiannual report

Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the six-month period ended April 30, 2010, dividends from net investment income totaling $0.42 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

November 30, 2009	$0.0705
December 31, 2009	0.0705
January 29, 2010	0.0705
February 26, 2010	0.0705
March 31, 2010	0.0705
April 30, 2010	0.0705
Total	0.4230

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each shareholder will automatically have all distributions of dividends and capital gains reinvested by Mellon Bank, N.A., as Plan Agent (the Plan Agent). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account

Semiannual report | Patriot Premium Dividend Fund II	23

will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 358015, Pittsburgh, PA 15252-8015 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

24	Patriot Premium Dividend Fund II | Semiannual report

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

The Fund held its Annual Meeting of Shareholders on January 22, 2010. The following action was taken by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2013. The votes cast with respect to each Trustee are set forth below:

THE PROPOSAL PASSED FOR ALL TRUSTEES ON JANUARY 22, 2010.

	TOTAL VOTES FOR	TOTAL VOTES WITHHELD
	THE NOMINEE	FROM THE NOMINEE

James R. Boyle	43,805,571	1,299,553
Deborah C. Jackson	43,737,579	1,367,545
Patti McGill Peterson	43,748,697	1,356,427
Steven R. Pruchansky	43,796,053	1,309,071

The following seven Trustees of the Fund were not up for election and remain in office: James F. Carlin, William H. Cunningham, Charles L. Ladner, Stanley Martin, John A. Moore, Gregory A. Russo, and John G. Vrysen.

Semiannual report | Patriot Premium Dividend Fund II	25

More information

Trustees	Officers	Investment adviser
Patti McGill Peterson,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James R. Boyle†	Chief Executive Officer	Subadviser
James F. Carlin		MFC Global Investment
William H. Cunningham	Andrew G. Arnott	Management (U.S.), LLC
Deborah C. Jackson*	Chief Operating Officer
Charles L. Ladner		Custodian
Stanley Martin*	Thomas M. Kinzler	State Street Bank and
Dr. John A. Moore	Secretary and	Trust Company
Steven R. Pruchansky*	Chief Legal Officer
Gregory A. Russo		Transfer agent
John G. Vrysen†	Francis V. Knox, Jr.	Mellon Investor Services
*Member of the Audit Committee	Chief Compliance Officer
†Non-Independent Trustee		Legal counsel
	Charles A. Rizzo	K&L Gates LLP
Chief Financial Officer
Stock symbol
	Salvatore Schiavone	Listed New York Stock
	Treasurer	Exchange: PDT

For shareholder assistance refer to page 24

You can also contact us:	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

26	Patriot Premium Dividend Fund II | Semiannual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P20SA 4/10
6/10

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

Maximum
			Total Number of	Number
			Shares	of Shares that
			Purchased	May
	Total		as Part of	Yet Be
	Number of	Average	Publicly	Purchased
	Shares	Price per	Announced	Under the
Period	Purchased*	Share	Plan*	Plan*

November 1, 2009 to
November 30, 2009	0	0	0	2,498,496

December 1, 2009 to
December 31, 2009	0	0	0	2,498,496

January 1, 2010 to
January 31, 2010	0	0	0	2,498,496

February 1, 2010 to
February 28, 2010	0	0	0	2,498,496

March 1, 2010 to
March 31, 2010	0	0	0	2,498,496

April 1, 2010 to
April 30, 2010	0	0	0	2,498,496

Total	0	0

* On March 11, 2008, the Board of Trustees approved a semiannual series tender offer program. Under the program, the Fund offers to repurchase up to 5.00% of the Fund’s outstanding common stock at 98% of net asset value on the date the tender offer expires, provided that the common shares of the Fund have traded at an average daily discount to net asset value of greater than 10% during a twelve week measurement period. The tender offer will occur twice a year if the thresholds are met, with the Board of Trustees to review the program annually. On March 27, 2009, the Fund completed the tender offer. The Fund accepted 2,629,996 shares for payment which represented 5.00% of the Fund’s then outstanding shares. Final payment was made on March 27, 2009 at $6.98 per share, representing 98% of the NAV per share on March 27, 2009. There was no shares repurchased during the six months ended April 30, 2010.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By:	/s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
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Keith F. Hartstein
President and
Chief Executive Officer

Date:	June 22, 2010

By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date:	June 22, 2010